iShares®

iShares Trust

Supplement dated October 15, 2025

to the currently effective Summary Prospectus, Prospectus

and Statement of Additional Information (the “SAI”) for the

iShares® iBonds® Dec 2025 Term Corporate ETF* (IBDQ)

iShares® iBonds® Dec 2025 Term Treasury ETF* (IBTF)

iShares® iBonds® 2025 Term High Yield and Income ETF* (IBHE)

(each a “Fund” and together the “Funds”)

*The iShares iBonds Dec 2025 Term Corporate ETF, iShares iBonds Dec 2025 Term Treasury ETF and iShares iBonds 2025 Term High Yield and Income ETF may also conduct business as, respectively, the iBonds Dec 2025 Term Corporate ETF, iBonds Dec 2025 Term Treasury ETF and iBonds 2025 Term High Yield and Income ETF.

Shares of each Fund are listed and trade on a national securities exchange, as stated below (each a “Listing Exchange”):

Fund	Listing Exchange

iShares iBonds Dec 2025 Term Corporate ETF	NYSE Arca, Inc.

iShares iBonds Dec 2025 Term Treasury ETF	The Nasdaq Stock Market LLC

iShares iBonds 2025 Term High Yield and Income ETF	Cboe BZX Exchange, Inc.

On December 4, 2014, December 3, 2019 and March 12, 2019, respectively, in connection with the establishment of the iShares iBonds Dec 2025 Term Corporate ETF, iShares iBonds Dec 2025 Term Treasury ETF and iShares iBonds 2025 Term High Yield and Income ETF, the Board of Trustees of the Trust approved the planned liquidation, dissolution and termination of the Funds. As a result, the last day of trading in each Fund on its Listing Exchange will be December 15, 2025. The Listing Exchanges will suspend trading in the Funds before the open of trading on December 16, 2025, and shares of the Funds will no longer be available for new investments as of this date. Proceeds of the liquidation are currently scheduled to be sent to shareholders on December 18, 2025. Each Fund’s final net asset value, as calculated on December 15, 2025, will include any costs associated with the liquidation expected to be borne by the Fund.

Because shares of each Fund will not be traded on its Listing Exchange during the period between December 16, 2025 and December 18, 2025, we cannot assure you that there will be a trading market for your shares. Further, during this period, each Fund will be in the process of closing down and liquidating its portfolio, which may result in the Fund not being able to track its Underlying Index (by December 16, 2025, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index). After December 15, 2025, shareholders that remain invested in a Fund will receive the entire amount of their pro rata share of the liquidation proceeds on or about December 18, 2025, subject to their brokerage firm’s processes.

Shareholders may sell their holdings of a Fund prior to December 16, 2025 and may incur the usual and customary brokerage commissions associated with the sale of the Fund shares. If you still hold shares of a Fund on December 18, 2025, the Fund will automatically redeem your shares for cash based on the net asset value as of the close of business on December 15, 2025, which will include any dividends or distributions calculated as of that date.

If you are subject to federal income tax, the liquidation of a Fund will result in one or more taxable events for you. A sale or exchange of Fund shares prior to the liquidation will generally give rise to a capital gain or loss to you for federal income tax purposes. In connection with the liquidation, a Fund may declare tax exempt or taxable distributions of its investment income and/or taxable distributions of its net capital gain. Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss depending on your tax basis.

Please refer to the “Taxes” disclosure beginning on page 119 of each Fund’s SAI and consult your own tax advisor about the potential tax consequences of a Fund’s liquidation, including any state, local, foreign or other tax consequences.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.

IS-A-IBDQ-IBTF-IBHE-1025

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